UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 4, 2022
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California Resources Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36478	46-5670947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 World Trade Center
Suite 1500
Long Beach
California	90831
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (888) 848-4754
N/A
(Former Name or Former Address, if Changed Since Last Report)
_____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CRC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.    Material Modification to Rights of Security Holders.
The information provided by Items 5.03 and 5.07 below with respect to the approval by the Company’s stockholders of an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) is incorporated herein by reference.
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As described under Item 5.07 below, California Resources Corporation (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) on May 4, 2022. At the Annual Meeting, the Company’s stockholders approved the California Resources Corporation Employee Stock Purchase Plan (the “ESPP”), which was approved and adopted by the Company’s Board of Directors (the “Board”) as of February 22, 2022 (the “Adoption Date”), subject to stockholder approval at the Annual Meeting. The effective date of the ESPP is the Adoption Date, and, unless earlier terminated, the ESPP will expire on the tenth anniversary of the Adoption Date. The ESPP will be administered by the Compensation Committee of the Board.
The ESPP enables eligible employees to purchase shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), at a discount through participation in discrete offering periods. The ESPP is intended to qualify as an employee stock purchase plan under section 423 of the Internal Revenue Code of 1986, as amended. Up to a maximum of 1,250,000 shares of Common Stock may be issued under the ESPP, subject to certain adjustments as set forth in the ESPP. The number of shares of Common Stock that may be granted to any single participant in any single option period will be subject to certain limitations set forth in the ESPP.
A description of the material terms and conditions of the ESPP is provided on pages 58-61 of the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on March 22, 2022, which description and text are incorporated herein by reference. The foregoing description of the ESPP does not purport to be complete and is qualified in its entirety by the full text of the ESPP, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 4, 2022, the stockholders approved the amendment of the Certificate of Incorporation, and the amendment was filed with the office of the Secretary of State of Delaware on May 5, 2022.
The amendment to the Certificate of Incorporation provides for the following:
•stockholders may remove directors with or without cause upon the affirmative vote of the holders of at least a majority in voting power of the outstanding shares of stock of CRC generally entitled to vote for the election of directors;
•stockholders may amend the following provisions of the Certificate of Incorporation by an affirmative vote of a majority of the outstanding shares of stock of CRC entitled to vote thereon:
◦The Fifth Article, which addresses various provisions regarding the Board, including with respect to the removal of directors;
◦The Sixth Article, which requires stockholders to act by meeting;
◦The Seventh Article, which provides that special meetings of stockholders may only be called by the Chief Executive Officer, the Chairman of the Board or the Board of Directors;
◦The Tenth Article, which addresses amendments to the Certificate of Incorporation;
◦The Eleventh Article, which selects the forum for certain disputes; and

◦The Twelfth Article, which addresses director interests in certain business opportunities.
The foregoing description of the Certificate of Incorporation does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment to the Certificate of Incorporation, which amendment is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.
Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)	The Company held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) on May 4, 2022.

(b)	The following actions were taken at the Annual Meeting, for which proxies were solicited pursuant to Regulation 14A under the Exchange Act, and the final number of votes cast for, against or withheld, abstentions and broker non-votes for each matter are set forth below:

	1.	The nine director nominees named in the Company’s proxy statement were elected with the following votes:

		Nominee	For	Withheld	Broker Non-Votes
		Andrew Bremner	65,141,771	2,876,530	3,182,766
		Douglas E. Brooks	67,783,834	234,467	3,182,766
		Tiffany (TJ) Thom Cepak	64,247,085	3,771,216	3,182,766
		James N. Chapman	67,487,644	530,657	3,182,766
		Mark A. (Mac) McFarland	67,850,307	167,994	3,182,766
		Nicole Neeman Brady	67,685,649	332,652	3,182,766
		Julio M. Quintana	67,783,970	234,331	3,182,766
		William B. Roby	67,633,156	385,145	3,182,766
		Alejandra (Ale) Veltmann	67,872,067	146,234	3,182,766

	2.
The ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was approved. The proposal received 71,164,864 votes for; 35,766 votes against; and 437 abstentions.

	3.	The advisory vote to approve named executive officer compensation was approved. The proposal received 63,395,528 votes for; 4,615,526 votes against; 7,246 abstentions; and 3,182,766 broker non-votes.

	4.	The Employee Stock Purchase Plan was approved. The proposal received 68,010,433 votes for; 5,875 votes against; 1,992 abstentions; and 3,182,766 broker non-votes.

	5a.
The amendments to the Certificate of Incorporation to change the supermajority vote requirement for stockholders to remove directors without cause to a majority requirement was approved. The proposal received 67,967,805 votes for; 6,279 votes against; 44,217 abstentions; and 3,182,766 broker non-votes.

	5b.
The amendments to the Certificate of Incorporation to change the supermajority vote requirement for stockholders to amend certain provisions of the Certificate of Incorporation to a majority requirement was approved. The proposal received 67,966,824 votes for; 7,236 votes against; 44,241 abstentions; and 3,182,766 broker non-votes.

Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description
3.1*	Certificate of Amendment to Amended and Restated Certificate of Incorporation of California Resources Corporation.
10.1*	California Resources Corporation Employee Stock Purchase Plan.
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).
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* Filed herewith.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

California Resources Corporation

/s/ Michael L. Preston
Name:	Michael L. Preston
Title:	Executive Vice President, Chief Administrative Officer and General Counsel

DATED: May 6, 2022